___________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): April 4, 2008 (April 3, 2008)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 E. Las Olas Boulevard, Suite 1730A, Fort Lauderdale, Florida 33301
(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954) 761-2200

Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 3, 2008, Butler International, Inc. (“Butler”) announced its financial results for its fiscal year ended December 30, 2007, as well as certain other information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information set forth herein, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The exhibit listed below is being furnished pursuant to Item 9.01.

Exhibit Number	Description

99.1	Press Release of Butler International, Inc. dated April 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2008	BUTLER INTERNATIONAL, INC.

By: /s/ Mark Koscinski
Mark Koscinski

Chief Financial Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Butler International, Inc. dated April 3, 2008.